SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2005

ARAMARK CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-16807	23-3086414
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Market Street Philadelphia, Pennsylvania	19107
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone, including area code: 215-238-3000

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 are presentations that members of senior management of ARAMARK Corporation (the “Company”) plan to give at ARAMARK’s Investor Day conference on May 18, 2005.

ITEM 7.01	REGULATION FD DISCLOSURE

Attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 are presentations that members of senior management of ARAMARK Corporation (the “Company”) plan to give at ARAMARK’s Investor Day conference on May 18, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARAMARK CORPORATION

Date: May 18, 2005	By:	/s/ L. FREDERICK SUTHERLAND
	Name:	L. Frederick Sutherland
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Presentation of Joseph Neubauer.

Exhibit 99.2	Presentation of L. Frederick Sutherland.

Exhibit 99.3	Presentation of Jack Donovan.

Exhibit 99.4	Presentation of Andrew Kerin.

Exhibit 99.5	Presentation of Ravi Saligram.

Exhibit 99.6	Presentation of Thomas Vozzo.